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                                                                    Exhibit 23.1

                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Post-Effective Amendment No. 2 to Registration Statement No. 333-36413 of Yurie Systems, Inc. on Form S-1 of our report dated March 7, 1997 appearing in the Prospectus, which is part of the Registration Statement, and the references to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.




                                                /s/ DELOITTE & TOUCHE LLP
                                                DELOITTE & TOUCHE L.L.P.

Washington, D.C.

November 4, 1997